                                VALIC COMPANY II
                               2929 Allen Parkway
                              Houston, Texas 77019

                                January 2, 2007

VALIC Company II ("VC II") is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus. The investment objective of the Money Market II Fund (the "Fund") is income through investments in short-term money market securities. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE..................................................     1
WELCOME.....................................................     3
ABOUT THE FUND..............................................     3
FUND FACT SHEET.............................................     4
  Money Market II Fund......................................     4
EXPENSE SUMMARY.............................................     5
INVESTMENT GLOSSARY.........................................     6
  Asset-Backed Securities...................................     6
  Diversification...........................................     6
  Fixed-Income Securities...................................     6
  Foreign Securities........................................     7
  Illiquid Securities.......................................     7
  Lending Portfolio Securities..............................     7
  Loan Participations and Assignments.......................     7
  Money Market Securities...................................     7
  Mortgage-Related Securities...............................     7
  Repurchase Agreements.....................................     8
  When-Issued Securities....................................     8
ABOUT VC II MANAGEMENT......................................     8
  Investment Adviser........................................     8
  Investment Sub-Adviser....................................     8
     AIG SunAmerica Asset Management Corp...................     9
  Legal Proceedings.........................................     9
  How VALIC is Paid for Its Services........................     9
ACCOUNT INFORMATION.........................................    10
  VC II Shares..............................................    10
  Buying and Selling Shares.................................    10
  Frequent or Short-Term Trading............................    10
  Selective Disclosure of Portfolio Holdings................    10
  How Shares are Valued.....................................    11
  Dividends and Capital Gains...............................    11
  Tax Consequences..........................................    11
FINANCIAL HIGHLIGHTS........................................    12
INTERESTED IN LEARNING MORE.................................    13

WELCOME
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This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in this Fund directly. Instead, it participates through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

ABOUT THE FUND
--------------------------------------------------------------------------------

The investment objective and strategies for the Fund in this Prospectus are non-fundamental and may be changed by VC II's Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

MONEY MARKET II FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("AIG SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

- Commercial paper sold by corporations and finance companies

- Corporate debt obligations with remaining maturities of 13 months or less

- Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

- Asset-backed securities

- Loan participations

- Adjustable rate securities

- Variable rate demand notes

- Illiquid and restricted securities (limited to 10% of the Fund's net assets at all times)

- Rule 144A securities (liquid)

INVESTMENT RISK
Because of the following principal risks, the value of your investment may fluctuate:

- The rate of income varies daily depending on short-term interest rates.

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Fund's benchmark the Treasury Bill 3 Month Index ("T-Bill 3 Month Index"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

AIG SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

                                  (BAR CHART)

1999                                              4.76%
2000                                              6.03%
2001                                              3.69%
2002                                              1.26%
2003                                              0.62%
2004                                              0.83%
2005                                              2.72%

------------

For the year-to-date through September 30, 2006, the Fund's return was 3.32%.

Best quarter:  1.56%, quarter ended December 31, 2000

Worst quarter:  0.13%, quarter ended September 30, 2003

Effective July 24, 2006, the Money Market II Fund changed its benchmark from the Certificate of Deposit Primary Offering by New York City Banks 30-Day Rate ("30-Day CD Rate") to the T-Bill 3 Month Index. The benchmark was changed because the 30-Day CD Rate is no longer accessible. The Fund's performance returns compared to the former and current benchmarks are as follows:

------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS     (9/21/1998)
-----------------------        ------   -------   ---------------
Money Market II                2.72%     1.82%         2.95%
T-Bill 3 Month Index           3.07%     2.10%         3.06%*
30 Day CD Rate                 1.67%     1.57%         2.51%

------------------------------------------------------------------
------------------------------------------------------------------
* Index inception is from the month end following the inception date.

For more current yield and return information, please call 1-800-448-2542.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or the administration fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on the separate account fees.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

-------------------------------------------------------------------------
                                                                MONEY
                                                             MARKET II(2)
                                                             ------------
Management Fees                                                 0.25%
                                                             ---------
Other Expenses                                                  0.42%
                                                             ---------
Total Fund Expenses                                             0.67%
                                                             ---------
Expense Reimbursement                                           0.12%
Net Expenses(1)                                                 0.55%
                                                             ---------
-------------------------------------------------------------------------

(1) VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2007, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.
(2) Prior to January 1, 2007, the Money Market II Fund's Net Expenses were
    0.56%.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:
--------------------------------------------------------------------------------

                                                               1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                              --------        -------        -------        --------
Money Market II                                                 $56            $202           $361            $823

--------------------------------------------------------------------------------

The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

The Fund's principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All of the Fund's investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DIVERSIFICATION
The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

The Fund is diversified under the 1940 Act.

FIXED-INCOME SECURITIES
Fixed-income securities include a broad array of short-, medium-and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For

--------------------------------------------------------------------------------

more information about mortgage-related fixed-income securities see "Mortgage-Related Securities."

FOREIGN SECURITIES
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Fund's Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining the Fund's compliance with the limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Fund as Custodian.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Loan participations and assignments are investments in which a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrow. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MONEY MARKET SECURITIES
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
- Commercial paper sold by corporations and finance companies.
- Corporate debt obligations with remaining maturities of 13 months or less.
- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). For more information about U.S. Government securities see "Fixed-Income Securities."

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by

--------------------------------------------------------------------------------

the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

Commercial Mortgage-Backed Securities ("CMBS") include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

ABOUT VC II'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the VC II's Board of Trustees. For more information on this agreement, see the "Investment Adviser" section in the Statement of Additional Information. In addition, a discussion regarding VC II's Board of Trustees' approval of this agreement and the investment sub-advisory agreement between VALIC and the sub-adviser is located in VC II's annual report for the period ended August 31, 2006.

INVESTMENT SUB-ADVISER
VALIC works with an investment sub-adviser for the Fund. The sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to the Fund's investment objectives, policies and restrictions. VALIC compensates the sub-adviser out of the fees that it receives from the Fund.

According to the investment sub-advisory agreement VALIC has with the sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under this agreement, VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits a sub-adviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

--------------------------------------------------------------------------------

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. VC II's Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-adviser and oversees the sub-adviser's compliance with the Fund's investment objective, policies and restrictions.

THE SUB-ADVISER IS:

Money Market II Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCO")
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2006, AIG SAAMCo managed, advised and/or administered more than $49.5 billion of assets.

AIG SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

LEGAL PROCEEDINGS
On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of VALIC, AIG SAAMCo and American General Distributors, Inc. ("AGDI"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Fund.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons, including VALIC, from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including VALIC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the fund(s) or portfolio(s). VALIC expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue such an order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, VALIC, AIG SAAMCo and AGDI believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Fund.

HOW VALIC IS PAID FOR ITS SERVICES
The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The Fund paid VALIC 0.25% of average daily net assets for the fiscal year ended August 31, 2006.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the "Expense Summary."

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

VC II SHARES
VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

BUYING AND SELLING SHARES
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:
- any minimum initial investment amount and/or limitations on periodic investments;
- how to purchase, redeem or exchange your interest in the Funds;
- how to obtain information about your account, including account statements;
  and
- any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, VC II's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

FREQUENT OR SHORT-TERM TRADING
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees of VC II has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans. The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. VC II's policy is that the Fund must rely on the insurance company separate account or Plan sponsor to both monitor market timing within the Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or Plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that VC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
VC II's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Statement of Additional Information.

--------------------------------------------------------------------------------

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by VC II's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by VC II's Board of Trustees.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II's Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of all the Fund's investments. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid daily. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for VC II, whose report, along with the Fund's financial statements, is included in VC II's annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------

                                                                            MONEY MARKET II FUND
                                                              ------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------
                                                                2006      2005      2004      2003      2002
                                                              --------   -------   -------   -------   -------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              ------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)(d)                                  0.04      0.02      0.01      0.01      0.02
 Net realized and unrealized gain (loss) on investments and
   foreign currencies                                               --        --        --        --        --
 Net increase from payments by affiliates                           --        --        --        --        --
                                                              ------------------------------------------------
 Total income (loss) from investment operations                   0.04      0.02      0.01      0.01      0.02
                                                              ------------------------------------------------
Distributions from:
 Net investment income                                           (0.04)    (0.02)    (0.01)    (0.01)    (0.02)
 Net realized gain on securities                                    --        --        --        --        --
                                                              ------------------------------------------------
 Total distributions                                             (0.04)    (0.02)    (0.01)    (0.01)    (0.02)
                                                              ------------------------------------------------
Net asset value at end of period                              $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              ------------------------------------------------
TOTAL RETURN(a)                                                   4.09%     1.99%     0.59%     0.83%     1.63%
                                                              ------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets(b)                       0.56%     0.56%     0.55%     0.56%     0.56%
 Ratio of expenses to average net assets(c)                       0.67%     0.75%     0.80%     0.85%     0.83%
 Ratio of expense reduction to average net assets                   --        --        --        --        --
 Ratio of net investment income (loss) to average net
   assets(b)                                                      4.13%     1.98%     0.59%     0.82%     1.61%
 Ratio of net investment income (loss) to average net
   assets(c)                                                      4.02%     1.78%     0.34%     0.53%     1.34%
 Portfolio turnover rate                                           N/A       N/A       N/A       N/A       N/A
 Number of shares outstanding at end of period (000's)         151,326    75,836    72,901    79,798    70,870
 Net assets at the end of period (000's)                      $151,326   $75,836   $72,901   $79,798   $70,870

---------------

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b) Includes expense reimbursements, but excludes expense reductions.

(c) Excludes expense reimbursements and expense reductions.

(d) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this Prospectus contains additional information about VC II's operations.

Further information about the Fund's investments is available in VC II's annual and semi-annual reports to shareholders. VC II's annual report discusses market conditions and investment strategies that significantly affected VC II's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II's SAI is not available online as it does not have its own internet website. VC II's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VL 10832-Money Mkt VER 01/2007